Exhibit 32.1

                                   Vicom, Inc.

                Certification Pursuant to 18 U.S.C. Section 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with this Quarterly Report Form 10-Q, Multiband Corporation (the "Company") for the period ended September 30, 2004, I, James L. Mandel, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       This Periodic  Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 19, 2004                        By: /s/ James L. Mandel
                                                   ----------------------------
                                                   Chief Executive Officer


         In connection with this Quarterly Report Form 10-Q, Multiband Corporation (the "Company") for the period ended September 30, 2004, I, Steven
M. Bell, Secretary and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       This Periodic  Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2004                        By: /s/ Steven M. Bell
                                                   ----------------------------
                                                   Chief Financial Officer